UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2012

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On March 15, 2012, URS Corporation (the “Company”) and URS Fox US LP (“Fox LP” and, together with the Company, the “Issuers”) issued $400.0 million aggregate principal amount of 3.850% Senior Notes due 2017 (the “2017 notes”) and $600.0 million aggregate principal amount of 5.000% Senior Notes due 2022 (the “2022 notes” and, together with the 2017 notes, the “notes”) pursuant to an indenture, dated March 15, 2012 (the “Base Indenture”), among the Issuers and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated March 15, 2012, among the Issuers, the Guarantors (as defined below) and the Trustee (the “First Supplemental Indenture), and by the Second Supplemental Indenture, dated March 15, 2012, among the Issuers, the Guarantors and the Trustee (the “Second Supplemental Indenture” and, together with the Base Indenture and First Supplemental Indenture, the “Indenture”).

The 2017 notes mature on April 1, 2017, and accrue interest at a rate of 3.850% per annum, payable semi-annually in arrears in cash on April 1 and October 1 of each year, commencing October 1, 2012.  The 2022 notes mature on April 1, 2022, and accrue interest at a rate of 5.000% per annum, payable semi-annually in arrears in cash on April 1 and October 1 of each year, commencing on October 1, 2012.

The notes are general unsecured senior obligations of the Issuers and rank equally with the Issuers’ other existing and future unsecured senior indebtedness.  The notes are fully and unconditionally guaranteed (the “guarantees”), from time to time, by each of the Company's current and future domestic subsidiaries that are guarantors under the Company's credit facility or that are wholly owned domestic obligors or wholly owned domestic guarantors, individually or collectively, under any future Indebtedness (as defined in the Indenture) of the Company or its subsidiaries in excess of $100.0 million (the "guarantors").  The guarantees are the guarantors’ unsecured senior obligations and rank equally with the guarantors’ other existing and future unsecured senior indebtedness.

The Company intends to use the net proceeds from the offering of the notes to finance in part its acquisition of Flint Energy Services Ltd. (“Flint”) pursuant to an Arrangement Agreement (the “Arrangement Agreement”), dated as of February 20, 2012, by and between the Company and Flint.  If the Company has not consummated the Flint acquisition on or prior to September 6, 2012 or if the Arrangement Agreement is terminated prior to such date, the Company will be required to redeem the notes on the Special Mandatory Redemption Date (as defined in the Indenture) at a redemption price equal to 101% of the aggregate principal amount of the notes outstanding, plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date.

The Issuers may redeem the notes, in whole or in part at any time and from time to time, at a price equal to 100% of the principal amount of the notes to be redeemed plus any accrued and unpaid interest thereon and a “make-whole” premium.  In addition, the Issuers may redeem all or a portion of the 2022 notes at any time on or after the date that is three months prior to the maturity date of the 2022 Notes, at a redemption price equal to 100% of the principal amount of the 2022 notes to be redeemed.  In the event of a Change of Control Triggering Event (as defined in the Indenture), each holder of notes will have the right to require the Issuers to purchase for cash all or a portion of such holder’s notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest.  The Indenture contains covenants limiting the Issuers’ and certain of the Company’s subsidiaries, with certain exceptions, in their ability to create certain liens, enter into sale and leaseback transactions with respect to certain specified property, and consolidate or merge with or into, or sell all or substantially all of the Company’s properties and assets to, another person or entity, in each case subject to certain exceptions.

The above description is not complete and is qualified in its entirety by reference to the terms of the Base Indenture, attached as Exhibit 4.01, the First Supplemental Indenture, including the form of 2017 notes attached thereto, attached as Exhibit 4.02, and the Second Supplemental Indenture, including the form of 2022 notes attached thereto, attached as Exhibit 4.03, in each case incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01  Other Events

In connection with the sale of the notes, the Issuers entered into a registration rights agreement, dated as of March 15, 2012, with the initial purchasers of the notes (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Issuers intend to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange the notes for new notes (collectively, the “new notes”) that are substantially similar to the 2017 notes and the 2022 notes, as applicable (except that (i) interest on the new notes will accrue from the last date on which interest was paid on the notes, (ii) the new notes will not contain restrictions on transfer and (iii) the new notes will not provide for the payment of additional interest (as described below)).  The Company will use its commercially reasonable efforts to cause the exchange offer registration statement to be declared effective by the SEC and to consummate the exchange offer by no later than March 15, 2013.  If the Company fails to complete the exchange offer by such deadline, then it will, with certain exceptions, be required to pay additional interest to the holders of the notes.

The above description is not complete and is qualified in its entirety by reference to the terms of the Registration Rights Agreement attached as Exhibit 4.04 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits
	4.01	Indenture, dated March 15, 2012, between the Issuers and U.S. Bank National Association.
	4.02	First Supplemental Indenture, dated March 15, 2012, between the Issuers, the Guarantors and U.S. Bank National Association, including the form of the Issuers’ 3.850% Senior Notes due 2017.
	4.03	Second Supplemental Indenture, dated March 15, 2012, between the Issuers, the Guarantors and U.S. Bank National Association, including the form of the Issuers’ 5.000% Senior Notes due 2022.
4.04
Registration Rights Agreement, dated as of March 15, 2012, among the Issuers, the Guarantors, Citibank Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: March 20, 2012	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
4.01	Indenture, dated March 15, 2012, between the Issuers and U.S. Bank National Association.
4.02	First Supplemental Indenture, dated March 15, 2012, between the Issuers, the Guarantors and U.S. Bank National Association, including the form of the Issuers’ 3.850% Senior Notes due 2017.
4.03	Second Supplemental Indenture, dated March 15, 2012, between the Issuers, the Guarantors and U.S. Bank National Association, including the form of the Issuers’ 5.000% Senior Notes due 2022.
4.04
Registration Rights Agreement, dated as of March 15, 2012, among the Issuers, the Guarantors, Citibank Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.